BLACKROCK FUNDS II

     BlackRock GNMA Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Investment Grade Bond Portfolio

(each, a “Fund” and collectively, the “Funds”)

     Supplement dated October 1, 2015
to the Statement of Additional Information of the Funds, dated January 28, 2015

Effective as of October 1, 2015, BlackRock Advisors, LLC (“BlackRock”) has agreed contractually to reduce the management fees payable by the Funds to BlackRock, the Funds’ investment manager. Due to certain expense caps, the management fee reduction may not result in a decrease of total annual fund operating expenses after fee waivers and/or reimbursements.

Accordingly, the Funds’ Statement of Additional Information is amended as follows:

The first table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE FUNDS (BEFORE WAIVERS)

	U.S. Government Bond Portfolio	Investment Grade Bond Portfolio	GNMA Portfolio	Inflation Protected Bond Portfolio
Average Daily Net Assets	Management Fee	Management Fee	Management Fee	Management Fee
First $1 billion	.500%	.350%	.400%	.300%
$1 billion — $2 billion	.450%	.340%	.390%	.290%
$2 billion — $3 billion	.425%	.330%	.380%	.280%
Greater than $3 billion	.400%	.320%	.370%	.270%

The following disclosure is added immediately before the second paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements”:

Prior to October 1, 2015, the maximum annual management fees payable to BlackRock by the Trust, on behalf of the Funds, were calculated as follows:

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE FUNDS (BEFORE WAIVERS)

	U.S. Government Bond Portfolio and Investment Grade Bond Portfolio	GNMA Portfolio	Inflation Protected Bond Portfolio
Average Daily Net Assets	Management Fee	Management Fee	Management Fee
First $1 billion	.500%	.550%	.400%
$1 billion — $2 billion	.450%	.500%	.375%
$2 billion — $3 billion	.425%	.475%	.350%
Greater than $3 billion	.400%	.450%	.325%

Shareholders should retain this Supplement for future reference.

SAI-BD7-1015SUP